UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

American Wagering, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-20685	88-0344658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Grier Drive, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-0101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry Into a Material Definitive Agreement

Financing Arrangement with Great Basin Bank of Nevada

On February 21, 2006, AWI Gaming, Inc. (“AWIG”), a wholly-owned subsidiary of American Wagering, Inc. (the “Registrant”), entered into a financing arrangement with Great Basin Bank of Nevada in conjunction with AWIG’s agreement to acquire Sturgeon’s Inn & Casino. The following are the principal terms and conditions of the financing arrangement:

Lender:	Great Basin Bank of Nevada

Borrower:	AWIG

Guarantor #1:	The Registrant

Guarantor #2:	Sturgeon’s, LLC (a wholly-owned subsidiary of AWIG and indirect subsidiary of the Registrant)

Purpose:	Acquisition of Sturgeon’s Inn & Casino

Facility:	Commercial loan

Amount:	$1,500,000

Rate:	Wall Street Journal-listed prime plus 2%

Maturity Date:	March 1, 2008 (interest only is payable prior to maturity)

Collateral:	1st deed of trust on Sturgeon’s Inn & Casino and a security interest in personal property and fixtures at that location

Prepayment Penalty:	None

Negative Covenants:	AWIG may not do any of the following (unless the bank consents):

(a) create, incur or assume other indebtedness, except for trade debt incurred in the normal course of business;

(b) pledge assets to secure other borrowings;

(c) make loans to, or investments in, any other person or entity or guaranty any other parties’ debts other than in the ordinary course of business; or

(d) pay dividends (including to the Registrant)

Closing Costs:	Normal closing costs plus a loan origination fee of 2%

Conditions to Close:	Approval by the Nevada Gaming Commission of AWIG’s acquisition of Sturgeon’s Inn & Casino

Guaranty Agreement with Victor and Terina Salerno

On February 16, 2006, the Registrant entered into a Guaranty Agreement with Victor and Terina Salerno. Under the Guaranty Agreement, which has a five-year term, Mr. and Mrs. Salerno have agreed to guarantee certain indebtedness of the Registrant or its wholly-owned subsidiaries, in amounts not to exceed $500,000 in the aggregate, to enable AWIG to obtain the financing needed to complete the acquisition of Sturgeon’s Inn & Casino. As consideration for any such guarantees, the Registrant will make monthly interest payments to Mr. and Mrs. Salerno, at the rate of ten percent per annum, on any outstanding indebtedness that they guarantee and will reimburse them for finance charges, fees and other expenses that they incur under a $500,000 revolving line of credit with their bank, to the extent that they use the line of credit to provide funding for AWIG’s acquisition of Sturgeon’s Inn & Casino.

Victor Salerno is the President, Chief Executive Officer and Chairman of the Board of the Registrant as well as Vice President and a Director of AWIG. Terina Salerno is the spouse of Victor Salerno as well as General Counsel of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2006.

AMERICAN WAGERING, INC.

/s/ Timothy F. Lockinger
Name:	Timothy F. Lockinger
Title:	Chief Financial Officer, Secretary and Treasurer

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